UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      000-53268                61-1504884
-------------------------------    ------------------    -----------------------
 State or other jurisdiction         (Commission             I.R.S. Employer
    of incorporation or               File Number)          Identification No.
       organization

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  303-668-0199



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 24, 2009, China Wi-Max Communications, Inc. accepted the resignation of Mr. Daniel Najor from the Board of the Directors effective March 1, 2009.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                        CHINA WI-MAX COMMUNICATIONS, INC.
                        --------------------------------
                                  (Registrant)

                              Dated: March 5, 2009


                               /s/George E. Harris
                         ------------------------------
                           George E. Harris, President










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